METROPOLITAN WEST FUNDS

SUPPLEMENT DATED DECEMBER 10, 2009

TO THE PROSPECTUSES

DATED JULY 31, 2009

For current and prospective investors in all Funds

Metropolitan West Asset Management, LLC (“MetWest”) has signed a definitive agreement to be acquired by TCW, an international asset-management firm with approximately $110 billion in assets under management. TCW is a subsidiary of Société Générale. MetWest does not anticipate that TCW’s acquisition of MetWest will result in any change in the personnel engaged in the management of any of the Funds or in the investment objective or policies of any of the Funds. MetWest’s continued service as the investment adviser to the Metropolitan West Funds after that acquisition has closed is subject to the approval by the Funds’ Board of Trustees and the shareholders of the Funds. Please watch for shareholder proxy materials, which are expected to be available in early 2010.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THEIR PROSPECTUS FOR FUTURE REFERENCE